UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 26, 2007, Regency Energy Partners LP, or the Partnership, declared a cash distribution with respect to all outstanding common units and subordinated units of the Partnership in the amount of $0.38 per unit payable on May 15, 2007 to holders of record on May 8, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated April 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

	By:	/s/ Stephen L. Arata
Stephen L. Arata Executive Vice President Chief Financial Officer
April 27, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated April 27, 2007.